THIRD AMENDMENT
TO
MEMBERSHIP INTERESTS AND PARTNERSHIP INTERESTS
PURCHASE AGREEMENT

This THIRD AMENDMENT TO MEMBERSHIP INTERESTS AND PARTNERSHIP INTERESTS PURCHASE AGREEMENT (this “Amendment”) is made and effective as of this 9th day of May, 2014, by and between ALAMO GROUP (USA) INC., a Delaware corporation (“Purchaser”), SPECIALIZED INDUSTRIES LP, a Delaware limited partnership (“Seller”), and ALAMO GROUP INC., a Delaware corporation (“Parent”).

RECITALS

A.           Purchaser, Seller and, for purposes of Section 11.17 thereof, Parent are parties to that certain Membership Interests and Partnership Interests Purchase Agreement, dated as of February 24, 2014, as amended by that certain First Amendment to Membership Interests and Partnership Interests Purchase Agreement dated as of March 3, 2014 and that certain Second Amendment to Membership Interests and Partnership Interests Purchase Agreement dated April 11, 2014 (as amended, the “Purchase Agreement”), pursuant to which Purchaser has agreed to purchase from Seller (i) all the Capital Stock of Howard P. Fairfield, LLC, a Delaware limited liability company, Fond du Lac Investments, LLC, a Wisconsin limited liability company, Super Products LLC, a Delaware limited liability company, and Wausau-Everest GP, LLC, a Delaware limited liability company, and (ii) all the limited partnership interests of Wausau-Everest L.P., a Delaware limited partnership. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

B.           Effective as of the date of this Amendment, Purchaser and Seller desire to amend the Purchase Agreement as provided for herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises of the parties contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

1.   Section 1.1(r).  Effective as of the date of this Amendment, clause (ii)(b) of Section 1.1(r) (Fundamental Seller Obligations) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows: “(b) any Profits Interests Payments and Bonus Payments that are not fully paid at or before Closing or included in the Closing Net Assets.”

2.   Sections 1.3(c) and 1.3(d).  Effective as of the date of this Amendment, Section 1.3(c) and Section 1.3(d) are hereby amended and restated in their entirety as follows:

“(c)   Third, Purchaser shall pay, on behalf of Seller, to the holders of profits interests in Seller, the amounts set forth on Exhibit B via wire transfer of immediately available funds (the “Profits Interests Payments”).

(d)   Fourth, the Purchaser shall pay to Seller by wire transfer of immediately available funds to the account designated in writing by Seller to Purchaser an amount equal to the Closing Purchase Price, minus the Closing Debt Payment, Escrow Deposit and Profits Interests Payments.”

3.   Section 1.4.  Effective as of the date of this Amendment, Section 1.4 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Closing.  The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at 10:00 a.m., Central Time, at the offices of Purchaser on the date that is five (5) Business Days following the termination of the applicable waiting period under the HSR Act, or at such other time, date and place as may be mutually agreed upon by the Parties (the “Closing Date”). The Closing with respect to the transfer of the Transferred Interests shall be deemed to have occurred and to be effective as between the Parties as of 11:59 p.m. Central Time on the Closing Date (the “Effective Time”).  The Parties intend and agree that the transactions contemplated herein to be taken by the Parties at the Closing shall, for all purposes, be deemed to have occurred as of the Effective Time.”

4.   Section 1.5(d).  Effective as of the date of this Amendment, Section 1.5(d) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(d)   executed payoff letter in a form reasonably acceptable to the Purchaser, executed by each Person holding Debt of the Transferred Entities to be repaid at Closing as reflected on the Closing Financial Certificate and evidence reasonably satisfactory to the Purchaser that all Encumbrances (other than Permitted Encumbrances) related to such Debt shall have been released prior or shall be released simultaneously with or promptly after the Closing; and executed releases in a form reasonably acceptable to the Purchaser, executed by each Person receiving a Bonus Payment at or before the Closing;”

5.   Section 1.5(q).  Effective as of the date of this Amendment, a new Section 1.5(q) is inserted immediately after Section 1.5(p) of the Purchase Agreement that reads as follows:

“(q)   evidence reasonably satisfactory to the Purchaser that the Bonus Payments have been paid.”

6.   Section 1.6(c).  Effective as of the date of this Amendment, Section 1.6(c) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(c)   to the Persons set forth on Exhibit B, payments of the Profits Interests Payments;”

7. Section 1.8.  Effective as of the date of this Amendment, a new Section 1.8 is inserted immediately after Section 1.7 of the Purchase Agreement that reads as follows:

“1.8   Bonus Payments. On or before the Closing Date (and prior to the Effective Time), one of the Transferred Entities shall make the payments set forth on Schedule 1.8 hereto (the “Bonus Payments”).  Such Bonus Payments shall be deemed for all purposes (including, without limitation, for purposes of preparing the Closing Balance Sheet and the determination of Closing Net Assets) to have been made prior to the Effective Time.

8.   Exhibit B.  Effective as of the date of this Amendment, Exhibit B to the Purchase Agreement is hereby amended, restated and replaced in its entirety with Exhibit B attached to this Amendment.

9.   Schedule 1.5(j).  Effective as of the date of this Amendment, Schedule 1.5(j) to the Purchase Agreement is hereby amended, restated and replaced in its entirety with Schedule 1.5(j) attached to this Amendment.

10.   Schedule 1.8.  Effective as of the date of this Amendment, a new Schedule 1.8 in the form of Schedule 1.8 attached hereto is added to the Purchase Agreement.

11.   Effect of Amendment.  This Amendment shall be deemed incorporated into and made a part of the Purchase Agreement. The provisions of this Amendment shall constitute an amendment to the Purchase Agreement, and to the extent that any term or provision of this Amendment may be deemed expressly inconsistent with any term or provision in the Purchase Agreement, this Amendment shall govern and control. Except as expressly stated herein, all of the terms, conditions and provisions of the Purchase Agreement are hereby ratified and confirmed in all respects, and the Purchase Agreement is and shall be unchanged and remains in full force and effect.

12.   Severability.  If any provisions of this Amendment are construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

13.   Section Headings.  The section headings in this Amendment are used solely for convenience of reference, do not constitute a part of this Amendment and shall not affect its interpretation.

14.   Governing Law.  This Amendment is a contract made under, and shall be construed in accordance with and governed by, the internal laws of the State of Delaware (without regard to any conflicts of law principles).

15.   Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original thereof, and it shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart thereof. Signature by PDF and facsimile shall also bind the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Third Amendment to Membership Interests and Partnership Interests Purchase Agreement as of the day and year first above written.

PURCHASER:

ALAMO GROUP (USA) INC.

By:	/s/ Robert H. George
	Name:	Robert H. George
	Title:	Vice President

SELLER:

SPECIALIZED INDUSTRIES LP

By:	Specialized GP, LLC, its general partner

By:	/s/ Eric L. Blum
	Name:	Eric L. Blum
	Title:	Chairman

Acknowledged for the limited purpose of Section 11.17 of the Purchase Agreement:

PARENT:

ALAMO GROUP INC.

By:	/s/ Robert H. George
	Name:	Robert H. George
	Title:	Vice President